EXHIBIT 4.13

AMENDMENT No. 6 TO THE CREDIT AGREEMENT,

dated as of June 29, 2002,

among

CARLISLE FINANCE (ICELAND) LTD.

as Borrower,

and

CERTAIN COMMERCIAL LENDING INSTITUTIONS,

as Lenders,

and

THE BANK OF NOVA SCOTIA

as Agent for the Lenders

AMENDMENT No. 6 TO THE CREDIT AGREEMENT

THIS AMENDMENT No. 6 TO THE CREDIT AGREEMENT, dated as of June 29, 2002 (this “Amendment”), among:

(a) CARLISLE FINANCE (ICELAND) LTD., a company organized under the law of Iceland (the “Borrower”),

(b) SCOTIABANK EUROPE PLC (“Scotiabank Europe”),

(c) BARCLAYS BANK PLC (“Barclays”),

(d) WACHOVIA BANK, NATIONAL ASSOCIATION (“Wachovia” and, together with Scotiabank Europe and Barclays, collectively, the “Lenders” and, individually, a “Lender”), and

(e) THE BANK OF NOVA SCOTIA, as agent and security trustee (the “Agent”) for the Lenders,

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Agent have heretofore entered into a certain Credit Agreement, dated as of March 30, 2000 (as amended and in effect from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders and the Agent now desire to amend the Credit Agreement in certain respects, as hereinafter provided; and

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.

ARTICLE II

AMENDMENTS

SECTION 2.1 Definition of “Belize Bank Pledge Agreement.” Appendix A to the Credit Agreement is hereby amended by adding the following new definition in the appropriate alphabetical location:

“‘Belize Bank Pledge Agreement’ shall mean an agreement, in form and substance satisfactory to the Required Lenders, pursuant to which B.B. Holdings Limited shall grant to the Agent for the benefit of the Lenders a first priority perfected pledge on all of the equity interests in the Belize Bank, as said agreement may be amended, supplemented, restated or otherwise modified from time to time.”

SECTION 2.2 Definition of “Applicable Margin.” The following definitions in Appendix A to the Credit Agreement are amended in their entirety to read as follows:

“‘Applicable Margin’ means 3.00% per annum, provided that from and after the delivery of the first Compliance Certificate pursuant to Section 4.1.1(d) of the Credit Agreement that demonstrates that the Core Leverage Ratio is less than 4.00 to 1, the “Applicable Margin” shall be the respective rates set forth below based on the applicable Core Leverage Ratio set forth below:

Core Leverage Ratio	Applicable Margin
4.00 to 1 or greater	3.00%
Less than 4.00 to 1, but greater than or equal to 3.00 to 1	2.50%
Less than 3.00 to 1, but greater than or equal to 2.50 to 1	2.00%
Less than 2.50 to 1	1.50%

The Core Leverage Ratio used to compute the Applicable Margin shall be the Core Leverage Ratio set forth in the Compliance Certificate most recently delivered to the Agent pursuant to Section 4.1.1(d) of the Group Parent Guaranty; provided, however, that (x) changes in the Applicable Margin resulting from a change in the Core Leverage Ratio shall become effective upon delivery to the Agent of a new Compliance Certificate pursuant to Section 4.1.1(d) of the Group Parent Guaranty and notice therein of such change, and (y) if the Group Parent shall fail to deliver such a Compliance Certificate with 45 days after the end of any Fiscal Quarter (or within 90 days, in the case of the last Fiscal Quarter of a Fiscal Year) as required pursuant to such clause, the Applicable Margin from and including the 46th (or 91st, as the case may be) day after the end of such Fiscal Quarter to, but not including, the date such a Compliance Certificate is delivered to the Agent, shall be 3.00%.”

SECTION 2.3 Definition of “Core EBITDA.” The following definition of “Core EBITDA” shall be added to Appendix A to the Credit Agreement (or, to the extent already therein, shall be amended in its entirety to read as follows):

“‘Core EBITDA’ means, for any period, EBITDA of the Group Parent and its Subsidiaries for such period, provided that, in calculating Core EBITDA:

(a) the following shall be excluded (without duplication) from Core EBITDA (except to the extent provided in clause (b) below):

(i) EBITDA of the Belize Bank and its Subsidiaries for such period,

(ii) EBITDA of BTL and its Subsidiaries for such period,

(iii) EBITDA to the extent generated by any financial services or similar business, and

(iv) any dividend or distribution paid by a Subsidiary of the Group Parent that is not a Group Company, and

(b) any dividends, distributions or management fees paid in cash by the Belize Bank to the Group Parent (directly or indirectly) during such period, net of any offset or counterclaim, shall be included (without duplication) in Core EBITDA.”

SECTION 2.4 Definition of “Core Leverage Ratio.” The following definition of “Core Leverage Ratio” shall be added to Appendix A to the Credit Agreement (or, to the extent already therein, shall be amended in its entirety to read as follows):

“‘Core Leverage Ratio’ means, as at any date, the ratio of the following:

(a) the aggregate amount of Financial Debt of the Group Parent and its Subsidiaries on such date (calculated on a consolidated basis in accordance with GAAP), other than (i) Debt Incurred by the Belize Bank in the Ordinary Course of Business, and (ii) Subordinated Debt, to

(b) Core EBITDA for the Rolling Period ended on, or most recently ended prior to, such date.”

SECTION 2.5 Definition of “Non-U.S. Pledge Agreements.” The definition of “Non-U.S. Pledge Agreements” in Appendix A to the Credit Agreement shall be amended in its entirety to read as follows:

“‘Non-U.S. Pledge Agreements’ means the U.K. Pledge Agreement, the Luxembourg Pledge Agreements, the Carlisle Finance U.S. Pledge Agreement, the Gibraltar Pledge Agreement, the Guernsey Pledge Agreement, the Irish Pledge Agreement, the Bermuda Pledge Agreement, the Jersey Pledge Agreement and the Belize Bank Pledge Agreement.”

SECTION 2.6 Reduction of the Tranche A Commitment Amounts. Section 2.3 of the Credit Agreement shall be amended by adding the following new Section 2.3.1 to read as follows:

“‘SECTION 2.3.1. Mandatory Commitment Reductions. The Tranche A Commitment Amounts shall be automatically reduced to the following respective amounts on the following respective dates:

Reduction Date	Reduced Tranche A Commitment Amounts
The September 2002 Date	U.S.$	140,000,000
December 31, 2002	U.S.$	135,000,000
June 30, 2003	U.S.$	130,000,000.

If, after giving effect to any such mandatory reduction, the aggregate outstanding amount of Tranche A Loans shall exceed the Tranche A Commitment Amounts as so reduced, the Borrower shall, on the date of such mandatory reduction, repay outstanding Tranche A Loans in an aggregate amount such that, after giving effect to such prepayment, the aggregate amount of Tranche A Loans shall be equal to the Tranche A Commitment Amounts as so reduced.

As used in this Section 2.3.1, the “September 2002 Date” shall mean the second Business Day after all of the Lenders and the Agent shall have signed Amendment No. 6 to the Credit Agreement.”

SECTION 2.7 Additional Quarterly and Monthly Reporting. Section 7.1.1 of the Credit Agreement shall be amended by deleting the word “and” at the end of clause (e) thereof, by adding the following new clause (f) and by re-lettering the existing clause (f) so that it becomes clause (g):

“(f) the following:

(x) as soon as possible and in any event within 25 days after the end of each month (or 45 days in the case of the last month of any Fiscal Year), commencing with September 2002, financial information relating to staffing and facilities services businesses in the United Kingdom, and relating to the facilities services business in the United States, for such month, in a format and to an extent reasonably requested by the Required Lenders (and to be agreed by the Borrower and the Required Lenders promptly after the date that Amendment No. 6 is entered into), and

(y) as soon as possible and in any event within 45 days after the end of each Fiscal Quarter (or 90 days in the case of the fourth Fiscal Quarter of any Fiscal Year), commencing with the Fiscal Quarter ending September 30, 2002, financial information relating to staffing and facilities services businesses in the United Kingdom, and relating to the facilities services business in the United States, for such Fiscal Quarter, in a format and to an extent reasonably requested by the Required Lenders (and to be agreed by the Borrower and the Required Lenders promptly after the date that Amendment No. 6 is entered into); and”

ARTICLE III

WAIVERS; CONDITIONS SUBSEQUENT; ETC.

SECTION 3.1 Amendments to other Loan Documents. On the date that the conditions precedent set forth in Article IV hereof are satisfied, (a) the Agent shall (and the Lenders instruct the Agent to) enter into (i) Amendment No. 5 to the Group Parent Guaranty, substantially in the form of Exhibit A hereto, and (ii) Amendment No. 3 to the U.K. Guaranty, substantially in the form of Exhibit B hereto, and (b) the Lenders consent to (i) the Borrower entering into Amendment No. 6 to the U.S. Loan Agreement, substantially in the form of Exhibit C hereto, and (ii) the U.S. Note Guarantors entering into a reaffirmation of the U.S. Note Guaranty, substantially in the form of Exhibit D hereto.

SECTION 3.2 Waiver of Reporting Requirement. The Agent hereby waives compliance by the Borrower with its obligations under Section 7.1.1(b) of the Credit Agreement (Financial Information, Reports, Notices, etc) for the Fiscal Year ended March 31, 2002, provided, however, that the Borrower shall be in compliance with Section 7.1.1(b) by no later than September 30, 2002.

SECTION 3.3 Condition Subsequent regarding Belize Bank Pledge Agreement. The waiver set forth in Section 3.2 above, and in the waiver referred to in Section 3.1 above, shall be deemed never to have become effective, if the Agent shall not have received, on or prior to September 30, 2002, each of the following:

(a) executed counterparts of the Belize Bank Pledge Agreement, duly executed and delivered by the parties thereto,

(b) evidence satisfactory to the Agent that the Lien on the equity interests in the Belize Bank shall have been duly perfected in accordance with the laws of Belize, and

(c) a legal opinion, in form and substance satisfactory to the Agent, from counsel in Belize satisfactory to the Agent, to the effect that the Belize Bank Pledge Agreement has been duly executed and delivered by the parties thereto, that it constitutes a legal, valid and binding obligation of the parties thereto and that the Lien intended to be created thereby has been duly created and perfected.

The failure to comply with the conditions subsequent by September 30, 2002 shall constitute an immediate Event of Default under the Credit Agreement and shall result in this Amendment No. 6 being null and void ab initio.

ARTICLE IV

CONDITIONS PRECEDENT

SECTION 4.1 Conditions to Effectiveness. The amendments and waivers set forth in this Amendment shall be effective as of the date hereof, subject to the satisfaction of each of the conditions precedent set forth in this Section 4.1.

SECTION 4.1.1. Amendment Fee. The Borrower shall have paid to the Agent for the account of each Lender, a fee in an amount equal to 25 basis points of such Lender’s Tranche A Commitment Amount (after giving effect to the reduction thereof on the date hereof).

SECTION 4.1.2. Compliance with Warranties, No Default, etc. Both before and after giving effect to this Amendment the following statements shall be true and correct:

(a) the representations and warranties set forth in Article VI of the Credit Agreement (excluding, however, those contained in Section 6.7) shall be true and correct with the same effect as if then made (unless stated to relate solely to an early date, in which case such representations and warranties shall be true and correct as of such earlier date);

(b) except as disclosed by the Borrower to the Agent and the Lenders pursuant to Section 6.7 of the Credit Agreement

(i) no litigation, action, proceeding, arbitration or governmental investigation shall be pending or, to the knowledge of the Borrower, threatened against the Borrower or any of the Subsidiary Guarantors which might materially adversely affect the Borrower’s consolidated financial condition, operations, assets, business, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement, or any other Loan Document;

(ii) no development shall have occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 6.7 of the Credit Agreement which might materially adversely affect the Borrower’s consolidated financial condition, operations, assets, business, revenues, properties or prospects; and

(c) no Default shall have then occurred and be continuing, and none of the Borrower, any other Group Company, or any of their respective Subsidiaries is in material violation of any law or governmental regulation or court order or decree.

SECTION 4.1.3. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries or any other Group Company shall be in satisfactory form and substance to the Agent and its counsel; and the Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Agent or its counsel may have reasonably requested.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders and the Agent to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof (unless stated to relate solely to an early date, in which case such representations and warranties shall be true and correct as of such earlier date), its representations and warranties contained in Article VI of the Credit Agreement (except those contained in Section 6.7) and additionally represents and warrants unto the Agent and each Lender as set forth in this Article V.

SECTION 5.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower of this Amendment and each other Loan Document executed or to be executed by it in connection with this Amendment, and the execution, delivery and performance by each other Group Company of each Loan Document executed or to be executed by it in connection with this Amendment are within the Borrower’s and each such Group Company’s corporate powers, have been duly authorized by all necessary corporate action, and do not

(a) contravene the Borrower’s or any such Group Company’s Organic Documents;

(b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or any such Group Company; or

(c) result in, or require the creation or imposition of, any Lien on any of the Group Company’s properties (other than Liens in favor of the Agent for the benefit of the Lenders).

SECTION 5.2 Governmental Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower or any other Group Company of this Amendment or any other Loan Document to be executed by it in connection with this Amendment.

SECTION 5.3 Validity, etc. This Amendment constitutes, and each other Loan Document executed by the Borrower in connection with this Amendment will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms; and each Loan Document executed pursuant hereto by each other Group Company will, on the due execution and delivery thereof by such Group Company, be the legal, valid and binding obligation of such Group Company enforceable in accordance with its terms.

ARTICLE VI

ACKNOWLEDGEMENT, ESTOPPEL, REAFFIRMATION, RELEASE

AND COVENANT NOT TO SUE

SECTION 6.1 Acknowledgment of Obligations. The Borrower hereby acknowledges, confirms and agrees that as of the close of business on September 16, 2002, (a) the Borrower is indebted to Lenders in respect of the Loans in the principal amount of U.S.$61,379,019.94, and (b) the Borrower is indebted to Lenders in respect of Letter of Credit Outstandings in the aggregate face amount of $65,119,949.71. All such Loans and Letter of Credit Outstandings, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by the Borrower to the Lenders and the Agent, are unconditionally owing by the Borrower to the Lenders and the Agent, without offset, defense or counterclaim of any kind, nature or description whatsoever.

SECTION 6.2 Acknowledgment of Security Interests. The Borrower hereby acknowledges, confirms and agrees that Agent has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the collateral heretofore granted to Agent pursuant to the Loan Documents or otherwise granted to or held by the Agent.

SECTION 6.3 Binding Effect of Documents. The Borrower here by acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered to the Agent and the Lenders by the Borrower, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of the Borrower contained in such documents and in this Amendment constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, and the Borrower has no valid defense to the enforcement of such obligations, and (c) each of the Lenders and the Agent is and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and applicable law.

SECTION 6.4 Release.

(a) In consideration of the agreements of the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each Lender and the Agent, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Lenders and the Agent and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which the Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, but only to the extent for or on account of, or in relation to, or in any way in connection with, the Credit Agreement, any of the other Loan Documents or transactions thereunder or related thereto.

(b) The Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) The Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

Section 6.5 Covenant Not to Sue. The Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that they, individually or collectively, will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged pursuant to Section 6.4 above. If the Borrower, or any of its successors, assigns or other legal representations violate the foregoing covenant, the Borrower, for itself and its successors, assigns and legal representatives, agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

ARTICLE VII

MISCELLANEOUS PROVISIONS

SECTION 7.1 Ratification of and References to the Credit Agreement. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

SECTION 7.2 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

SECTION 7.3 Execution in Counterparts, Effectiveness, etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when counterparts hereof executed on behalf of the Borrower and each of the Lenders (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to the Borrower and each Lender.

SECTION 7.4 Governing Law; Entire Agreement. THIS AMENDMENT AND EACH OTHER LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

CARLISLE FINANCE (ICELAND) LTD.

By	/s/ BJARNFREDUR OLAFSSON
Name: Bjardfredur Olafsson
Title: Director

SCOTIABANK EUROPE PLC

By	/s/ ROGER A ELLIS
Name: Roger A Ellis
Title: Managing Director

BARCLAYS BANK PLC

By	/s/ PAUL CHRISTMAS
Name: Paul Christmas
Title: Corporate Banking Director

WACHOVIA BANK, NATIONAL ASSOCIATION

By	/s/ J. ANDREW PHELPS
Name: J. Andrew Phelps
Title: Vice President

THE BANK OF NOVA SCOTIA, as Agent and Security Trustee

By	/s/ JOHN HEEDS
Name: John Heeds
Title: Managing Director

EXHIBIT A

AMENDMENT No. 5 TO THE GROUP PARENT GUARANTY

THIS AMENDMENT No. 5 TO THE GROUP PARENT GUARANTY, dated as of June 29, 2002 (this “Amendment”), among:

(a) CARLISLE HOLDINGS LIMITED (the “Group Parent”) and each of the other Guarantors (as that term is defined in the Group Parent Guaranty referred to below) signatory to this Amendment, and

(b) THE BANK OF NOVA SCOTIA, as agent and security trustee (in such capacity, together with its successors such capacity, the “Agent”),

W I T N E S S E T H:

WHEREAS, each of the parties hereto is party to a Group Parent Guaranty, dated as of March 30, 2000 (as amended and in effect from time to time, the “Group Parent Guaranty”); and

WHEREAS, the parties hereto wish to amend the Group Parent Guaranty in certain respects, as hereinafter provided; and

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.

ARTICLE II

AMENDMENT

SECTION 2.1Definition of “Core EBITDA.” The following definition of “Core EBITDA” shall be added to the Definitions Annex to the Group Parent Guaranty (or, to the extent already therein, shall be amended in its entirety to read as follows):

“‘Core EBITDA’ means, for any period, EBITDA of the Group Parent and its Subsidiaries for such period, provided that, in calculating Core EBITDA:

(a) the following shall be excluded (without duplication) from Core EBITDA (except to the extent provided in clause (b) below):

(i) EBITDA of the Belize Bank and its Subsidiaries for such period,

(ii) EBITDA of BTL and its Subsidiaries for such period,

(iii) EBITDA to the extent generated by any financial services or similar business, and

(iv) any dividend or distribution paid by a Subsidiary of the Group Parent that is not a Group Company, and

(b) any dividends, distributions or management fees paid in cash by the Belize Bank to the Group Parent (directly or indirectly) during such period, net of offset or counterclaim, shall be included (without duplication) in Core EBITDA.”

SECTION 2.2 Definition of “Core Leverage Ratio.” The following definition of “Core Leverage Ratio” shall be added to the Definitions Annex to the Group Parent Guaranty (or, to the extent already therein, shall be amended in its entirety to read as follows):

“‘Core Leverage Ratio’ means, as at any date, the ratio of the following:

(a) the aggregate amount of Financial Debt of the Group Parent and its Subsidiaries on such date (calculated on a consolidated basis in accordance with GAAP), other than (i) Debt Incurred by the Belize Bank in the Ordinary Course of Business, and (ii) Subordinated Debt, to

(b) Core EBITDA for the Rolling Period ended on, or most recently ended prior to, such date.”

SECTION 2.3 Core Leverage Ratio Covenant. Section 4.2.4(c) of the Group Parent Guaranty shall be amended in its entirety to read as follows:

“(c) The Core Leverage Ratio to be greater than the following respective ratios as at the following respective dates:

Date	Maximum Core Leverage Ratio
September 30, 2002	4.75 to 1
December 31, 2002	4.50 to 1
March 31, 2003 and the last day of each Fiscal Quarter thereafter	3.25 to 1”

ARTICLE III

WAIVERS

SECTION 3.1 Core Leverage Ratio. The Agent hereby waives compliance by the Group Parent with its obligations under Section 4.2.4(c) of the Group Parent Guaranty (Core Leverage Ratio) for the Fiscal Quarters ended on March 31, 2002 and June 30, 2002. This waiver is a limited waiver and shall apply only to the specific provision of the Group Parent Guaranty set forth in this Section 3.1 and only for determination of compliance with said provision as at the dates specified in this Section 3.1, and shall not apply to any other provision of the Group Parent Guaranty or to any other dates or periods of time.

SECTION 3.2. Reporting Requirement. The Agent hereby waives compliance by the Group Parent with its obligations under Section 4.1.1(b) of the Group Parent Guaranty (Financial Information, Reports, Notices, etc) for the Fiscal Year ended March 31, 2002, provided, however, that the Group Parent shall be in compliance with Section 4.1.1(b) by no later than September 30, 2002.

Exhibit A-2

ARTICLE IV

ACKNOWLEDGEMENT, ESTOPPEL, REAFFIRMATION, RELEASE

AND COVENANT NOT TO SUE

SECTION 4.1 Acknowledgment of Obligations. Each Guarantor hereby acknowledges, confirms and agrees that as of the close of business on September 16, 2002, (a) the Borrower is indebted to Lenders in respect of the Loans in the principal amount of U.S.$61,379,019.94, and (b) the Borrower is indebted to Lenders in respect of Letter of Credit Outstandings in the aggregate face amount of U.S.$65,119,949.71. All such Loans and Letter of Credit Outstandings, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by the Borrower to the Lenders and the Agent, are unconditionally owing by the Borrower to the Lenders and the Agent, without offset, defense or counterclaim of any kind, nature or description whatsoever.

SECTION 4.2 Acknowledgment of Security Interests. Each Guarantor hereby acknowledges, confirms and agrees that Agent has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the collateral heretofore granted to Agent pursuant to the Loan Documents or otherwise granted to or held by the Agent.

SECTION 4.3 Binding Effect of Documents. Each Guarantor hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered to the Agent and the Lenders by the Guarantors, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of the Guarantors contained in such documents and in this Amendment constitute the legal, valid and binding obligations of each Guarantor, enforceable against it in accordance with their respective terms, and no Guarantor has any valid defense to the enforcement of such obligations, and (c) each of the Lenders and the And is and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and applicable law.

SECTION 4.4 Release.

(a) In consideration of the agreements of the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Guarantor, on behalf itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each Lender and the Agent, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Lenders and the Agent and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Guarantor, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, but only to the extent for or on account of, or in relation to, or in any way in connection with, the Credit Agreement, any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Guarantor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

Exhibit A-3

Section 4.5 Covenant Not to Sue. Each Guarantor, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that they, individually or collectively, will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged pursuant to Section 4.4 above. If any Guarantor, or any of its successors, assigns or other legal representations violate the foregoing covenant, each Guarantor, for itself and its successors, assigns and legal representatives, agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

Section 4.6 Reaffirmation of Guaranty. Each Guarantor reaffirms its respective obligations under the Group Parent Guaranty, consents to the execution and delivery of this Amendment, and agrees and acknowledges that its guaranty liability shall not be diminished in any way by the execution and delivery of this Amendment or by the consummation of any of the transactions contemplated herein. The Guarantors have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents and this Amendment or the indebtedness under the Loans and Letter of Credit Outstandings evidenced and secured thereby, or with respect to any other documents or instruments now or heretofore evidencing, securing, or in any way relating to the indebtedness under the Loans and Letter of Credit Outstandings, or with respect to the administration or funding of the indebtedness under the Loans and Letter of Credit Outstandings; and each Guarantor hereby expressly waives, releases and relinquishes any and all such defenses, setoffs, claims, counterclaims and causes of action, known or unknown, which may exist at this time.

ARTICLE V

MISCELLANEOUS PROVISIONS

SECTION 5.1 Ratification of and References to the Group Parent Guaranty. This Amendment shall be deemed to be an amendment to the Group Parent Guaranty, and the Group Parent Guaranty, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Group Parent Guaranty in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Group Parent Guaranty as amended hereby.

SECTION 5.2 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

SECTION 5.3 Execution in Counterparts, Effectiveness, etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when counterparts hereof executed on behalf of the parties hereto (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to the Borrower and each Lender.

SECTION 5.4 Governing Law; Entire Agreement. THIS AMENDMENT AND EACH OTHER LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

Exhibit A-4

WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

CARLISLE HOLDINGS LIMITED

By
Name:
Title:

CARLISLE SERVICES LIMITED

By
Name:
Title:

BHI DEVELOPMENT LIMITED

By
Name:
Title:

CARLISLE HOLDINGS (BERMUDA) LIMITED

By
Name:
Title:

BLACKWOOD LIMITED (GUERNSEY)

By
Name:
Title:

CARLISLE MANAGEMENT SERVICES, INC.

By
Name:
Title:

AAXIS LIMITED

By
Name:
Title:

Exhibit A-5

CARLISLE FINANCE SA

By
Name:
Title:

KENARD INVESTMENTS LIMITED

By
Name:
Title:

TERTIAN HOLDINGS LIMITED

By
Name:
Title:

CRISWOOD LIMITED

By
Name:
Title:

CARLISLE INTERNATIONAL CAPITOL HUNGARY LIMITED LIABILITY COMPANY (HUNGARY)

By
Name:
Title:

AAXIS HOLDINGS S.A.R.L.

By
Name:
Title:

CARLISLE GROUP (GIBRALTAR) LIMITED

By
Name:
Title:

RAPID REEF HOLDINGS LIMITED

By
Name:
Title:

Exhibit A-6

AAXIS INVESTMENTS LIMITED

By
Name:
Title:

AGAMI LIMITED

By
Name:
Title:

AAXIS INVESTMENTS S.A.R.L.

By
Name:
Title:

CAPITOL GROUP (GIBRALTAR) LIMITED

By
Name:
Title:

L. I. HOLDINGS (GIBRALTAR) LIMITED

By
Name:
Title:

CARLISLE STAFFING LIMITED

By
Name:
Title:

INDIGO SELECTION HOLDINGS PTY LIMITED (AUSTRALIA)

By
Name:
Title:

INDIGO SELECTION PTY LIMITED (AUSTRALIA)

By
Name:
Title:

Exhibit A-7

THE BANK OF NOVA SCOTIA, as Agent and Security Trustee

By
Name:
Title:

Exhibit A-8

EXHIBIT B

AMENDMENT NO. 3 TO THE U.K. GUARANTY

THIS AMENDMENT NO. 3 TO THE U.K. GUARANTY, dated as of June 29, 2002 (this “Amendment”), among:

(a) CARLISLE GROUP PLC and each other Guarantor (as that term is defined in the U.K. Guaranty) signatory hereto, and

(b) THE BANK OF NOVA SCOTIA, as agent and security trustee (in such capacity, together with its successors such capacity, the “Agent”),

W I T N E S S E T H:

WHEREAS, each of the parties hereto is party to a U.K. Guaranty, dated as of March 30, 2000 (as amended and in effect from time to time, the “U.K. Guaranty”); and

WHEREAS, the parties hereto wish to amend the U.K. Guaranty in certain respects, as hereinafter provided; and

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.

ARTICLE II

AMENDMENT

SECTION 2. Definition of Permitted Other Disposition. The definition of “Permitted Other Disposition” in the Definitions Annex to the U.K. Guaranty shall be amended by adding the following at the end thereof:

“, and a disposition of certain assets of Ecosse Northern Securities Limited for an aggregate consideration of approximately £100,000.”

ARTICLE III

ACKNOWLEDGEMENT, ESTOPPEL, REAFFIRMATION, RELEASE

AND COVENANT NOT TO SUE

SECTION 3.1 Acknowledgment of Obligations. Each Guarantor hereby acknowledges, confirms and agrees that as of the close of business on September 16, 2002, (a) the Borrower is indebted to Lenders in respect of the Loans in the principal amount of U.S.$61,379,019.94, and (b) the Borrower is indebted to Lenders in respect of Letter of Credit Outstandings in the aggregate face amount of U.S.$65,119,949.71. All such Loans and Letter of Credit Outstandings, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by the Borrower to the Lenders and the Agent, are unconditionally owing by the Borrower to the Lenders and the Agent, without offset, defense or counterclaim of any kind, nature or description whatsoever.

SECTION 3.2 Acknowledgment of Security Interests. Each Guarantor hereby acknowledges, confirms and agrees that Agent has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the collateral heretofore granted to Agent pursuant to the Loan Documents or otherwise granted to or held by the Agent.

SECTION 3.3 Binding Effect of Documents. Each Guarantor hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered to the Agent and the Lenders by the Guarantors, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of the Guarantors contained in such documents and in this Amendment constitute the legal, valid and binding obligations of each Guarantor, enforceable against it in accordance with their respective terms, and no Guarantor has any valid defense to the enforcement of such obligations, and (c) each of the Lenders and the Bank is and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and applicable law.

SECTION 3.4 Release.

(a) In consideration of the agreements of the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Guarantor, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each Lender and the Agent, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Lenders and the Agent and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Guarantor, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, but only to the extent for or on account of, or in relation to, or in any way in connection with, the Credit Agreement, any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Guarantor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

Exhibit B-2

Section 3.5 Covenant Not to Sue. Each Guarantor, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that they, individually or collectively, will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged pursuant to Section 6.4 above. If any Guarantor, or any of its successors, assigns or other legal representations violate the foregoing covenant, each Guarantor, for itself and its successors, assigns and legal representatives, agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

Section 3.6 Reaffirmation of Guaranty. Each Guarantor reaffirms its respective obligations under the U.K. Guaranty, consents to the execution and delivery of this Amendment, and agrees and acknowledges that its guaranty liability shall not be diminished in any way by the execution and delivery of this Amendment or by the consummation of any of the transactions contemplated herein. The Guarantors have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents and this Amendment or the indebtedness under the Loans and Letter of Credit Outstandings evidenced and secured thereby, or with respect to any other documents or instruments now or heretofore evidencing, securing, or in any way relating to the indebtedness under the Loans and Letter of Credit Outstandings, or with respect to the administration or funding of the indebtedness under the Loans and Letter of Credit Outstandings; and each Guarantor hereby expressly waives, releases and relinquishes any and all such defenses, setoffs, claims, counterclaims and causes of action, known or unknown, which may exist at this time.

ARTICLE IV

MISCELLANEOUS PROVISIONS

SECTION 4.1 Ratification of and References to the U.K. Guaranty. This Amendment shall be deemed to be an amendment to the U.K. Guaranty, and the U.K. Guaranty, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the U.K. Guaranty in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the U.K. Guaranty as amended hereby.

SECTION 4.2 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

SECTION 4.3 Execution in Counterparts, Effectiveness, etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when counterparts hereof executed on behalf of the parties hereto (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to the Borrower and each Lender.

SECTION 4.4 Governing Law; Entire Agreement. THIS AMENDMENT AND EACH OTHER LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

Exhibit B-3

WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

CARLISLE GROUP PLC

By
Name:
Title:

CARLISLE NOMINEES LIMITED

By
Name:
Title:

CARLISLE SECURITY (HOLDINGS) LIMITED

By
Name:
Title:

PLATINUM SECURITY SERVICES LIMITED

By
Name:
Title:

CARLISLE SECURITY LIMITED

By
Name:
Title:

MONITORING SERVICES LIMITED

By
Name:
Title:

DELTA SECURITY LIMITED

By
Name:
Title:

Exhibit B-4

GLENTURKEN

By
Name:
Title:

CAPITOL GROUP (UK) LIMITED

By
Name:
Title:

CAPITOL GROUP PLC

By
Name:
Title:

CAPITOL SECURITY SERVICES LIMITED

By
Name:
Title:

AKITA SECURITY LIMITED

By
Name:
Title:

RETAIL PROTECTION SERVICES LIMITED

By
Name:
Title:

BOURNE SECURITY LIMITED

By
Name:
Title:

ECOSSE NORTHERN SECURITIES LIMITED

By
Name:
Title:

Exhibit B-5

GUARD GROUP LIMITED

By
Name:
Title:

SOLO SECURITY SERVICES LIMITED

By
Name:
Title:

GUARD SERVICES LIMITED

By
Name:
Title:

L.I. HOLDINGS (UK) PLC

By
Name:
Title:
LI HOLDINGS LIMITED

By
Name:
Title:

LI GROUP LIMITED

By
Name:
Title:

PILKINGTON CONTRACT CLEANING LIMITED

By
Name:
Title:

COASTLINE CLEANING COMPANY LIMITED

By
Name:
Title:

Exhibit B-6

LI COMMERCIAL LIMITED

By
Name:
Title:

BMS LIMITED

By
Name:
Title:

CARLISLE ACQUISITION FINANCE LIMITED

By
Name:
Title:

RECRUIT EVENTS SERVICES LIMITED

By
Name:
Title:

RECRUIT RETAIL SERVICES PLC

By
Name:
Title:

CARLISLE STAFFING SERVICES HOLDINGS LIMITED

By
Name:
Title:

CARLISLE STAFFING SERVICES LIMITED

By
Name:
Title:

HEWITSON WALKER HOLDINGS LIMITED

By
Name:
Title:

Exhibit B-7

INDIGO HEWITSON-WALKER LIMITED

By
Name:
Title:

MARSHMARK LIMITED

By
Name:
Title:

FIRST CALL EDUCATIONAL SERVICES LIMITED

By
Name:
Title:

BARKER PERSONNEL SERVICES LIMITED

By
Name:
Title:

SPARK RECRUITMENT LIMITED

By
Name:
Title:

ASPILLO LIMITED

By
Name:
Title:

TATE SERVICES (BVI) LIMITED

By
Name:
Title:

CARLISLE STAFFING PLC

By
Name:
Title:

Exhibit B-8

AGENCY COVER LIMITED

By
Name:
Title:

ABACUS RECRUITMENT (HOLDINGS) LIMITED

By
Name:
Title:

TATE APPOINTMENTS LIMITED

By
Name:
Title:

GRIFFIN PERSONNEL CONSULTANTS LIMITED

By
Name:
Title:

M&M KING LIMITED

By
Name:
Title:

IRISH RECRUITMENT CONSULTANTS LIMITED

By
Name:
Title:

IRC EGLINGTON RECRUITMENT LIMITED

By
Name:
Title:

INDIGO SELECTION LIMITED

By
Name:
Title:

Exhibit B-9

RYEDALE ASSOCIATES LIMITED

By
Name:
Title:

DELTA PERSONNEL LIMITED

By
Name:
Title:

THE BANK OF NOVA SCOTIA, as Agent and Security Trustee

By
Name:
Title:

Exhibit B-10

EXHIBIT C

AMENDMENT NO. 6 TO LOAN AGREEMENT

This AMENDMENT NO. 6 TO LOAN AGREEMENT, dated as of June 29, 2002 (this “Amendment”) between:

(a) CARLISLE FINANCE (ICELAND) LTD., a corporation organized under the law of Iceland (“Carlisle Finance”); and

(b) ONESOURCE HOLDINGS, INC., a Delaware corporation (“OneSource”).

W I T N E S S E T H

WHEREAS, Carlisle Finance and OneSource have heretofore entered into a certain Loan Agreement, dated as of March 30, 2000 (as amended and in effect from time to time, the “Loan Agreement”); and

WHEREAS, Carlisle Finance and OneSource now desire to amend the Loan Agreement as hereinafter provided.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

AMENDMENT

Section 1.1 Applicable Usage Margin. The table in the definition of “Applicable Usage Margin” in Section 1.2 of the Loan Agreement shall be amended as follows:

“Facility Usage	Applicable Usage Margin
Less than or equal to 50%	1.75%

Greater than 50% and less than or equal to 75%	2.00%

Greater than 75%	3.25%”

ARTICLE II

ACKNOWLEDGEMENT, ESTOPPEL, REAFFIRMATION, RELEASE

AND COVENANT NOT TO SUE

SECTION 2.1 Acknowledgment of Obligations. OneSource hereby acknowledges, confirms and agrees that as of the close of business on September 16, 2002, OneSource is indebted to Carlisle Finance in respect of the OneSource Loans in the principal amount of U.S.$71,869,997.73, and OneSource Reimbursement Obligations in an aggregate face amount equal to U.S.$65,119,949.71. All such OneSource Loans and OneSource Reimbursement Obligations, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by OneSource to Carlisle Finance, are unconditionally owing by OneSource to Carlisle Finance, without offset, defense or counterclaim of any kind, nature or description whatsoever.

SECTION 2.2 Acknowledgment of Security Interests. OneSource hereby acknowledges, confirms and agrees that Carlisle Finance has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the collateral heretofore granted to Carlisle Finance pursuant to the Loan Documents or otherwise granted to or held by Carlisle Finance.

SECTION 2.3 Binding Effect of Documents. One Source hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered to Carlisle Finance by OneSource, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of OneSource contained in such documents and in this Amendment constitute the legal, valid and binding obligations of OneSource, enforceable against it in accordance with their respective terms, and OneSource has no valid defense to the enforcement of such obligations, and (c) Carlisle Finance is and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and applicable law.

SECTION 2.4 Release.

(a) In consideration of the agreements of Carlisle Finance contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, OneSource, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Carlisle Finance, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Carlisle Finance and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which OneSource, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, but only to the extent for or on account of, or in relation to, or in any way in connection with, the Loan Agreement, any of the other Loan Documents or transactions thereunder or related thereto.

(b) OneSource understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) OneSource agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

Section 2.5 Covenant Not to Sue. OneSource, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that they, individually or collectively, will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged pursuant to Section 6.4 above. If OneSource, or any of its successors, assigns or other legal representations violate the foregoing covenant, OneSource, for itself and its successors, assigns and legal representatives, agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

Exhibit C-2

ARTICLE III

MISCELLANEOUS

Section 3.1 Fee. On or prior to the date of execution of this Amendment, OneSource shall record on its books an obligation to pay a fee to Carlisle Finance in an amount equal to $375,000.

Section 3.2 Ratification of and References to the Loan Agreement. This Amendment shall be deemed to be an amendment to the Loan Agreement, and the Loan Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. all references to the Loan Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Loan Agreement as amended hereby.

Section 3.3 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

Section 4.4 Execution in Counterparts, Effectiveness, etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when counterparts hereof are executed on behalf of Carlisle Finance and OneSource.

Exhibit C-3

IN WITNESS HEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

CARLISLE FINANCE (ICELAND), LTD.

By:
Name:
Title:

ONESOURCE HOLDINGS, INC.

By:
Name:
Title:

Exhibit C-4

EXHIBIT D

REAFFIRMATION OF THE U.S. NOTE GUARANTY

THIS REAFFIRMATION OF THE U.S. NOTE GUARANTY, dated as of June 29, 2002 (this “Amendment”), among:

(a) Each of the Guarantors (as that term is defined in the U.S. Note Guaranty) signatory hereto, and

(b) CARLISLE FINANCE (ICELAND) LTD. (the “Secured Party”),

W I T N E S S E T H:

WHEREAS, each of the parties hereto is party to a U.S. Note Guaranty, dated as of March 30, 2000 (as amended and in effect from time to time, the “U.S. Note Guaranty”); and

WHEREAS, the parties hereto wish to confirm their obligations under the U.S. Note Guaranty; and

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the U.S. Loan Agreement shall have such meanings when used in this Amendment.

ARTICLE II

ACKNOWLEDGEMENT, ESTOPPEL, REAFFIRMATION

SECTION 2.1 Acknowledgment of Obligations. Each Guarantor hereby acknowledges, confirms and agrees that as of the close of business on September 16, 2002, the Borrower is indebted to the Secured Party in respect of OneSource Loans in an aggregate principal amount of U.S.$71,869,997.73, and in respect of OneSource Reimbursement Obligations in an aggregate face amount of U.S.$65,119,949.71. All such OneSource Loans and OneSource Reimbursement Obligations, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by the Borrower to the Lenders and the Agent, are unconditionally owing by the Borrower to Secured Party, without offset, defense or counterclaim of any kind, nature or description whatsoever.

SECTION 2.2 Acknowledgment of Security Interests. Each Guarantor hereby acknowledges, confirms and agrees that Secured Party has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the collateral heretofore granted to the Secured Party pursuant to the Loan Documents or otherwise granted to or held by the Secured Party.

SECTION 2.3 Binding Effect of Documents. Each Guarantor hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered to the Secured Party by the Guarantors, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of the Guarantors contained in such documents and in this Reaffirmation constitute the legal, valid and binding obligations of each Guarantor, enforceable against it in accordance with their respective terms, and no Guarantor has any valid defense to the enforcement of such obligations, and (c) the Secured Party is and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and applicable law.

SECTION 2.4 Release.

(a) In consideration of the agreements of the Secured Party contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Guarantor, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Secured Party, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Secured Party and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Guarantor, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, but only to the extent for or on account of, or in relation to, or in any way in connection with, the U.S. Loan Agreement, any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Guarantor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

Section 2.5 Covenant Not to Sue. Each Guarantor, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that they, individually or collectively, will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged pursuant to Section 2.4 above. If any Guarantor, or any of its successors, assigns or other legal representations violate the foregoing covenant, such Guarantor, for itself and its successors, assigns and legal representatives, agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

Section 2.6 Reaffirmation of Guaranty. Each Guarantor reaffirms its, his or her respective obligations under the U.S. Note Guaranty, consents to the execution and delivery of Amendment No. 6 to the U.S. Loan Agreement, and agrees and acknowledges that its guaranty liability shall not be diminished in any way by the execution and delivery of Amendment No. 6 to the U.S. Loan Agreement or by the consummation of any of the transactions contemplated herein. The Guarantors have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents and this Reaffirmation or the indebtedness under the OneSource Loans and OneSource Reimbursement Obligations evidenced and secured thereby, or with respect to any other documents or instruments now or heretofore evidencing, securing, or in any way relating to the indebtedness under the OneSource Loans and OneSource Reimbursement Obligations, or with respect to the administration or funding of the indebtedness under the OneSource Loans and OneSource

Exhibit D-2

Reimbursement Obligations; and each Guarantor hereby expressly waives, releases and relinquishes any and all such defenses, setoffs, claims, counterclaims and causes of action, known or unknown, which may exist at this time.

ARTICLE III

MISCELLANEOUS PROVISIONS

SECTION 3.1 Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

SECTION 3.3 Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION 3.4 Governing Law; Entire Agreement. THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

Exhibit D-3

WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

CARLISLE MANAGEMENT SERVICES, INC.

By
Name:
Title:

CMS OPERATIONS NEW JERSEY, INC.

By
Name:
Title:

ONESOURCE HOLDINGS, INC.

By
Name:
Title:

ONESOURCE SERVICES HOLDINGS, INC.

By
Name:
Title:

ONESOURCE PERFORMANCE, INC.

By
Name:
Title:

ONESOURCE MANAGEMENT, INC.

By
Name:
Title:

ONESOURCE PAINTING, INC.

By
Name:
Title:

Exhibit D-4

ONESOURCE FACILITY SERVICES, INC.

By
Name:
Title:

ONESOURCE BUSINESS HOLDINGS, INC.

By
Name:
Title:

ONESOURCE PROPERTY HOLDINGS, INC.

By
Name:
Title:

ONESOURCE BUILDING SERVICES, INC.

By
Name:
Title:

ONESOURCE METAL & MARBLE INC.

By
Name:
Title:

ONESOURCE ACQUISITION 5, INC.

By
Name:
Title:

COASTAL STATES INDUSTRIES, INC.

By
Name:
Title:

ONESOURCE MAINTENANCE, INC.

By
Name:
Title:

Exhibit D-5

THE MAINTENANCE CO., INC.

By
Name:
Title:

ONESOURCE AVIATION, INC.

By
Name:
Title:

ONESOURCE ENERGY SERVICES, INC.

By
Name:
Title:

KEY SERVICES, INC.

By
Name:
Title:

ONESOURCE CUSTOMER CARE CENTER, INC.

By
Name:
Title:

ONESOURCE LANDSCAPE & GOLF SERVICES, INC.

By
Name:
Title:

ONESOURCE MALL

By
Name:
Title:

ONESOURCE N.Y., INC.

By
Name:
Title:

Exhibit D-6

TOTAL BUILDING MAINTENANCE, INC.

By
Name:
Title:

ONESOURCE SECURITY HOLDINGS, INC.

By
Name:
Title:

ONESOURCE FRANCHISE HOLDINGS, INC.

By
Name:
Title:

ESCO EXTERMINATING SERVICES CO., INC.

By
Name:
Title:

ONESOURCE PEST CONTROL, INC.

By
Name:
Title:

ONESOURCE SECURITY SERVICES, INC.

By
Name:
Title:

ONESOURCE FRANCHISE SYSTEMS, INC.

By
Name:
Title:

CARLISLE FINANCE (ICELAND) LTD.

By
Name:
Title:

Exhibit D-7